Variable Interest Entities	12 Months Ended
Dec. 31, 2011
Variable Interest Entities [Abstract]
Variable Interest Entities
Variable Interest Entities

In accordance with ASC 810, “Consolidation” (ASC 810), a business entity that has a controlling financial interest in a variable interest entity (VIE) should consolidate the VIE in its financial statements.  A primary beneficiary of a VIE is the variable interest holder that has both the power to direct matters that significantly impact the activities of the VIE and has the obligation to absorb losses or the right to receive benefits.  The Company enters into a variety of contracts for energy with other counterparties and evaluates all contracts to determine if they are variable interests.  The Company’s variable interests primarily arise through power purchase agreements where it is required to buy all or a majority of generation from a plant at rates set forth in the agreement.
The Company evaluated its power purchase agreements and determined it was not the primary beneficiary of any VIEs.  The Company had previously disclosed two potentially significant variable interests in prior periods; both entities were qualifying facilities contracts that expired at the end of 2011.  The Company requested information from the relevant entities; however, they refused to provide the necessary information, as they were not required to do so under their contracts.  However, if the variable interests had been determined to be VIEs, the Company concluded it would not have been the primary beneficiary of these entities based on available information and it had no exposure to loss on these contracts.  For the years ended December 31, 2011, 2010 and 2009, the Company’s purchased power expense for these entities was $175.9 million, $190.3 million and $181.2 million, respectively.